Vectren Corporation’s Acquisition of
Minnesota Limited, Inc.
March 31, 2011

Vectren’s Acquisition of Minnesota Limited, Inc.
➢ Transaction Highlights
 – On March 31, 2011, Vectren announced that it had acquired Minnesota Limited, Inc. a large diameter natural gas and petroleum transmission pipeline construction contracting business
 • Expected to add $.02 - $.04 to Vectren’s EPS in 2011, net of incremental interest costs
 – Provides additional support for EPS within previously issued range for 2011 earnings guidance
 • Synergies from the combination expected to result in efficiencies, cost savings and revenue growth opportunities
 – Sharing of equipment and facilities; combined resources provides ability to compete for larger projects; potential consolidation of “back office” functions
 • Combined companies expected to generate ~$345 million in revenues and have ~2200 employees
➢ Management
 – Combined Vectren Infrastructure Services organization led by Miller’s Doug Banning as CEO
 – Minnesota’s management team remains in place, headquartered in Big Lake, MN
 – Both management teams have extensive experience and are respected leaders in the industry
 • Chris Leines of Minnesota Limited is incoming president of Pipe Line Contractors Association
 • Kevin Miller of Miller Pipeline is outgoing president of Distribution Contractors Association

Vectren’s Acquisition of Minnesota Limited, Inc. (Cont.)
➢ Strategic Rationale for the Acquisition
 – Consistent with Vectren’s plans to target infrastructure services growth through geographic and market expansion opportunities
 • Complements Miller’s other existing market segments for natural gas, water and wastewater construction
 • Provides access to new customer base and geographic territories for both Miller and Minnesota
 Limited
 • Significantly enhances market opportunities for installation of large diameter gas and petroleum pipes and related infrastructure
 • Capitalizes on Minnesota Limited’s strong brand equity, proven management team and great reputation in the transmission pipeline construction industry
 – Anticipated growth in demand for gas transmission construction
 • Driven by increasing onshore drilling and gathering of natural gas and oil as shale basins are developed, with a particular focus on the Marcellus and Bakken basins
 • Expected additional natural gas pipeline regulations creating increased demand for pipeline infrastructure assessment and system upgrades
 – Capture synergies and leverage operational excellence to accelerate performance throughout the combined business units
 • Minnesota’s equipment resources can be more effectively utilized as part of a larger combined entity
 • Will facilitate standardization and capture of synergies for key functional areas across all business units (Accounting, IT, Human Resources, Purchasing, etc.)

Shale Gas Plays, Lower 48 States
Montana Thrust Belt
Cody
Williston Basin
Gammon
Hilliard-Baxter-Mancos
Greater Green River Basin
Uinta Basin
Piceance Basin
Mancos
Hermosa
Paradox Basin
Lewis
San Juan Basin
Pierre
Raton Basin
Excello-Mulky
Cherokee Platform
Forest City Basin
Michigan Basin
Antrim
Illinois Basin
New Albany
Appalachian Basin
Devonian (Ohio)
Marcellus
Utica
Woodford
Fayetteville
Anadarko Basin
Ardmore Basin
Arkoma Basin
Palo Duro Basin
Bend
Chattanooga
Black Warrior Basin
Conasauga
Valley and Ridge Province
Floyd-Neal
Marfa Basin
Permian Basin
Barnett
Ft. Worth Basin
Texas-Louisiana-Mississippi Salt Basin
Haynesville-Bossier
Barnett-Woodford
Maverick Sub-Basin
Pearsall-Eagle Ford
Eagle Ford
Rio Grande Embayment
Shale Gas Plays
Basins
Stacked Plays
Shallowest / Youngest
Deepest / Oldest
Miles
0 100 200 300 400
N
eia

Source: Energy Information Administration based on data from various published studies.
Updated: March 10, 2010

Miller Pipeline
current
transmission
territory
Minnesota
Limited current
transmission
territory
Jointly Capitalizing on Development of Natural Gas and Oil in Shale Basins
➢ Limited overlap of territories
➢ Positioned well to take advantage of the pipeline construction impacts from shale

Miller Pipeline

MINNESOTA LIMITED, INC.
Pipeline and Station Contractors

Overview of Miller Pipeline and Minnesota Limited, Inc.
➢ Provides underground pipeline construction and
 repair services for natural gas, water and
 wastewater companies
➢ 2010 gross revenues of ~$235 million
 ($30 million from transmission construction)
➢ Over 1700 employees
➢ Over 55 years in construction business
➢ Wholly-owned subsidiary of Vectren Corporation
➢ Headquartered in Indianapolis, IN
➢ Operates primarily in Midwest, Mid-Atlantic and
 Southern regions
➢ Major customers are regional utilities, such as
 Vectren, NiSource, Duke, LG&E, Alagasco and
 Citizens
➢ Provides underground pipeline construction
 and repair services for natural gas and
 petroleum transmission companies
➢ 2010 gross revenues of ~$110 million
➢ Nearly 500 employees
➢ Over 45 years in construction business
➢ Business owned by Leines family
➢ Headquartered in Big Lake, MN
➢ Operates primarily in Minnesota and
 surrounding states
➢ Major customers include Northern Natural,
 Consumers Energy, Enbridge Energy and
 Minnesota Pipe Line